FIRST NATIONAL COMMUNITY BANCORP, INC.
                                      PROXY
                FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 16, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST NATIONAL COMMUNITY BANCORP, INC.

     The undersigned hereby appoints Dr. Charles Bannon, Frank Caputo and Paul Latzanich, and each or any of them, proxies of the undersigned with full power of substitution to vote all of the shares of First National Community Bancorp, Inc. that the undersigned may be entitled to vote at First National Community Bancorp, Inc.'s Annual Meeting of Shareholders, to be held at the company's Exeter Office, 1625 Wyoming Avenue, Exeter, Pennsylvania 18643, on Wednesday, May 16, 2001, at 9:00 a.m., prevailing time, and at any adjournment or postponement of the meeting as follows:

1. ELECTION OF DIRECTORS: To elect four Class C Directors to serve for a three year term and until their successors are elected and qualified.


         NOMINEES:

         Joseph Coccia

         William P. Conaboy

         Dominick L. DeNaples

         John P. Moses

         _________ FOR all nominees (except as indicated to the contrary below)


         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

       ----------------------------------------------------------------

         _________AGAINST all nominees


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES.

2. Proposal to Approve and Adopt the First National Community Bancorp, Inc. 2000 Stock Incentive Plan.

                 FOR               AGAINST              ABSTAIN
        ---------        ----------            ---------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

3. Proposal to Approve and Adopt the First National Community Bancorp, Inc. 2000 Independent Directors Stock Option Plan.


                  FOR              AGAINST              ABSTAIN
       -----------       ----------            ---------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

4. In their discretion, the proxies are authorized to vote upon such other business properly presented at the annual meeting and any adjournment or other postponement of the meeting.

         THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 and 3.

                        Dated: ______________________2001

                                  Signed:__________________________

                                       --------------------------

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.


I (We) do _____ do not _____ expect to attend the annual meeting.

                     FIRST NATIONAL COMMUNITY BANCORP, INC.
                             102 East Drinker Street
                           Dunmore, Pennsylvania 18512

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that, pursuant to its Bylaws and the call of its Board of Directors, the 2001 Annual Meeting of Shareholders of First National Community Bancorp, Inc. will be held at the company's Exeter Office, 1625 Wyoming Avenue, Exeter, Pennsylvania 18643, on Wednesday, May 16, 2001 at 9:00 a.m., prevailing time, to consider and vote upon the following matters:

1. To elect four Class C Directors to serve for a three-year term and until their successors are elected and qualified;

2. To approve and adopt the First National Community Bancorp, Inc. 2000 Stock Incentive Plan;

3. To approve and adopt the First National Community Bancorp, Inc. 2000 Independent Directors Stock Option Plan;

4. To transact any other business properly presented at the annual meeting and any adjournment or postponement of the meeting.

         The Board of Directors fixed the close of business on March 31, 2001, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

         Please refer to the attached proxy statement and the 2000 Annual Report to Shareholders. You may obtain a copy of the annual report to shareholders on Form 10-K including the financial statements and exhibits for the 2000 fiscal year at no cost by contacting William S. Lance, Treasurer, 102 East Drinker Street, Dunmore, Pennsylvania 18512. Copies of the company's first quarter 2001 financial information, as required to be filed on Form 10-Q, will also be available from William S. Lance on or after May 15, 2001.


PLEASE MARK, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

      By Order of the Board of Directors,




     J. David Lombardi, President and Chief Executive Officer


    Dunmore, Pennsylvania
    April 16, 2001

                     FIRST NATIONAL COMMUNITY BANCORP, INC.
                             102 EAST DRINKER STREET
                           DUNMORE, PENNSYLVANIA 18512







                           OTC BB TRADING SYMBOL: FNCB






                                 PROXY STATEMENT
                                     FOR THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS








                Mailed to Shareholders on or about April 16, 2001

                                 PROXY STATEMENT
                                TABLE OF CONTENTS
                                                                            PAGE
Frequently Asked Questions and Answers                                      I

General Information                                                         1

    Voting Procedures                                                       3

Principal Beneficial Owners Of The Company's Common Stock                   4

    Principal Owners                                                        4
    Beneficial Ownership by Directors, Principal Officers and Nominees      5

PROPOSAL 1.  Election Of Directors                                          6

    Information as to Nominees, Directors and Executive Officers            7
    The Boards of Directors                                                 9

Audit Committee                                                             9

    Report of the Audit Committee                                          10

Executive Compensation

    Summary Compensation Table                                             11
    Option Grants                                                          13
    Compensation of Directors                                              14
    Employment Agreement                                                   15
    Profit Sharing Plan                                                    16
    Compensation Report of the Board of Directors                          17
    Board of Director Interlocks and Insider Participation                 19

PROPOSAL 2.  Proposal to Approve and Adopt the First National              20
              Community Bancorp, Inc. 2000 Stock Incentive Plan

PROPOSAL 3.  Proposal to Approve and Adopt the First National              23
              Community Bancorp, Inc. 2000 Independent Director's
              Stock Option Plan

Stock Performance Graph And Table                                          25
Certain Relationships And Related Transactions                             27
Principal Officers of the Company                                          27
Principal Officers of the Bank                                             28
Independent Auditors                                                       29
Legal Proceedings                                                          29
Shareholder Proposals                                                      30
Other Matters                                                              30
Additional Information                                                     30

Appendix A:       Audit Committee Charter                                 A-1
Appendix B:       2000 Stock Incentive Plan                               B-1
Appendix C:       2000 Independent Directors Stock Option Plan            C-1

                     FREQUENTLY ASKED QUESTIONS AND ANSWERS



Q:   WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on March 31, 2001 (the record date). Each share of common stock is entitled to one vote.


Q:   HOW DO I VOTE?

A: There are two methods. You may vote by completing and mailing your proxy or by attending the annual meeting and voting in person. (See page 3 of the proxy statement for more details).


Q:   HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy but do not make any selections, you give authority to Dr. Charles Bannon, Frank Caputo and Paul Latzanich, as proxy holders, to vote on the three proposals and any other matters that may arise at the meeting.


Q:   IS MY VOTE CONFIDENTIAL?

A: Yes. Only the Judge of Election and the proxy holders will have access to your proxy. All comments will remain confidential unless you ask that your name be disclosed.


Q:   WHO WILL COUNT THE VOTES?

A:   Leonard A. Verrastro will tabulate the votes and act as Judge of Election.


Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxies to ensure that all your shares are voted.




                                        I

Q:   WHAT CONSTITUTES A QUORUM?

A: As of March 31, 2001, 2,524,606 shares of common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy or in person, you will be considered part of the quorum.


Q:   WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

A: Approximately 27% of our common stock as of March 31, 2001. (See page 5 of the proxy statement for more details).


Q:   WHAT ARE THE SOLICITATION EXPENSES?

A: First National Community Bancorp, Inc., has retained Registrar and Transfer Company of Cranford, New Jersey as its transfer agent. In its capacity as transfer agent, Registrar and Transfer Company will assist in the distribution of proxy materials and solicitation of votes for a stated fee of $300 plus out-of-pocket expenses.


Q:   WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

A:   Louis A. DeNaples, as of March 31, 2001
     Dominick L. DeNaples, as of March 31, 2001
     (See page 4 of the proxy statement for more details).


Q:   WHEN ARE THE 2002 SHAREHOLDER PROPOSALS DUE?

A: As a shareholder, you must submit your proposal in writing by January 16, 2002, to Michael J. Cestone, Jr., Secretary, First National Community Bancorp, Inc. at 102 East Drinker Street, Dunmore, PA 18512. (See page 6 with regard to director nomination procedures).





                                       II

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST NATIONAL COMMUNITY BANCORP, INC.
                           TO BE HELD ON MAY 16, 2001

                               GENERAL INFORMATION

Date, Time and Place of Annual Meeting

         This proxy statement is being furnished for the solicitation by the Board of Directors of First National Community Bancorp, Inc., a Pennsylvania business corporation and registered financial holding company, of proxies to be voted at the company's Annual Meeting of Shareholders. The annual meeting will to be held at the company's Exeter Office, 1625 Wyoming Avenue, Exeter, Pennsylvania 18643 on Wednesday, May 16, 2001, at 9:00 a.m., prevailing time. All inquiries regarding the annual meeting should be directed to William S. Lance, Treasurer. This proxy statement and the enclosed form of proxy are first being sent to shareholders of the company on or about April 16, 2001.

Purpose of the Annual Meeting

         At the annual meeting, shareholders will be requested:

o to elect four Class C Directors to serve for a three-year term and until their successors are duly elected and qualified;

o to approve and adopt the First National Community Bancorp, Inc. 2000 Stock Incentive Plan;

o to approve and adopt the First National Community Bancorp, Inc. 2000 Independent Directors Stock Option Plan; and

o to transact any other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

         We have not authorized anyone to provide you with information about the company; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at First National Community Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Record Date, Quorum, Voting Rights

         The company's Board of Directors fixed the close of business on March 31, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. On the record date, the company had 2,524,606 outstanding shares of common stock, par value $1.25 per share, the only authorized class of stock, which was held by approximately 1,000 shareholders.
                                        1

         Under Pennsylvania law and the company's By-laws, the presence of a quorum, in person or by proxy, is required for each matter to be acted upon at the annual meeting. The presence of a quorum, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast, constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

         Each holder of common stock is entitled to one vote, in person or by proxy, for each share of common stock held in his or her name in the company's books as of the record date. Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes will be elected.

         Assuming the presence of a quorum, the affirmative vote of at least a majority of the votes that all shareholders are entitled to cast (a majority of the outstanding number of shares on the record date) is required to approve and adopt both the 2000 Stock Incentive Plan and the 2000 Independent Directors Stock Option Plan. Abstentions and broker non-votes do not constitute "votes cast" and, therefore, do not count either FOR or AGAINST the proposal. However, abstentions and broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.


Solicitation of Proxies


         The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the company sends to its shareholders in connection with the annual meeting, will be paid by the company. In addition to solicitation by mail, directors, officers and employees of the company and First National Community Bank may solicit proxies from shareholders personally or by telephone, telegram, facsimile or other similar means without additional compensation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of the common stock held of record by these persons, and upon their request, the company will reimburse them for their reasonable forwarding expenses.

         If your shares are registered directly in your name with First National Community Bancorp, Inc.'s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the company. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holder or to vote in person at the meeting. The company has enclosed a proxy card for your use.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Voting and Revocation of Proxies

         Shares represented by proxies properly signed, executed and returned, unless subsequently revoked, will be voted at the annual meeting in accordance with the instructions made by the shareholders. If a proxy is signed, executed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR the election of all nominees and FOR the approval and adoption of the 2000 Stock Incentive Plan and FOR the approval and adoption of the 2000 Independent Directors Stock Option Plan. Execution and return of the enclosed proxy will not affect your right to attend the annual meeting and vote in person, after giving notice to Michael J. Cestone, Jr., Secretary of the company.

         A shareholder of the company who returns a proxy may revoke the proxy prior to the time it is voted in any one of the following ways:

o by giving written notice of revocation to Michael J. Cestone, Jr., Secretary of First National Community Bancorp, Inc., 102 East Drinker Street, Dunmore, Pennsylvania 18512-2491; or

o by executing a later-dated proxy and giving written notice to the Secretary of the company; or

o by voting in person after giving written notice to the Secretary of the company.

         Attendance by a shareholder at the annual meeting will not itself constitute a revocation of the proxy.

         You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please contact William S. Lance, Treasurer at (570) 346-7667.

            PRINCIPAL BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK


Principal Owners


         The following table sets forth, as of March 31, 2001, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the company's outstanding common stock, the number of shares beneficially owned by such person and the percentage of the company's outstanding common stock so owned. The footnote to the following table is set forth on page 5 under the section entitled "Beneficial Ownership by Directors, Principal Officers and Nominees."

                                                         Percent of Outstanding
                                                                    Common Stock
Name and Address      Shares Beneficially Owned (1)        Beneficially Owned
----------------      -----------------------------        ------------------

Louis A. DeNaples               206,869                           8.19%
400 Mill Street
Dunmore, PA  18512

Dominick L. DeNaples            189,741                           7.52%
400 Mill Street
Dunmore, PA  18512

Beneficial Ownership by Directors, Principal Officers and Nominees

         The following table sets forth, as of March 31, 2001, the amount and percentage of the company's common stock beneficially owned by each director, each nominee for director and all principal officers, directors and nominees of the company as a group. This information has been furnished by the reporting persons.

      Name of Individual           Amount and Nature of            Percent
      or Identity of Group        Beneficial Ownership (1)        of Class
     ---------------------        ------------------------        ---------
Michael G. Cestone                       11,345(2)                   .45%
Michael J. Cestone, Jr.                  36,392(3)                  1.44%
Joseph Coccia                            17,807                      .71%
William P. Conaboy                        2,283(4)                   .09%
Dominick L. DeNaples                    189,741(5)                  7.52%
Louis A. DeNaples                       206,869(6)                  8.19%
Joseph J. Gentile                       104,590(7)                  4.14%
Martin F. Gibbons                        12,657(8)                   .50%
Joseph O. Haggerty                        4,087                      .16%
George N. Juba                           14,644                      .58%
William S. Lance                            980                      .04%
J. David Lombardi                        28,974(9)                  1.15%
John P. Moses                             3,348                      .13%
John R. Thomas                           38,648(10)                 1.53%

All Directors and Principal Officers
as a Group (14)                         672,365                    26.63%

As used throughout the proxy statement, the term "Principal Officers" refers to the company's Executive Officers including President and Treasurer.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after March 31, 2001. Beneficial ownership may be disclaimed as to certain of the securities. Unless otherwise indicated, all shares are beneficially owned by the reporting person individually or jointly with his spouse. All numbers here have been rounded to the nearest whole number.

(2) Includes 606 shares held in street name and 275 shares held jointly with his children.

(3)  Includes   21,566  shares  held  in  street  name  and  8,090  shares  held individually by his spouse.

(4)  Includes 1,820 shares held in street name.

(5)  Includes 20,526 shares held jointly with his children.

(6) Includes 2,302 shares held individually by his spouse and 10,003 shares held jointly with his children.

(7)  Includes   2,800  shares  held  in  street  name  and  22,073  shares  held individually by his spouse.

(8)  Includes 6,980 shares held in street name.

(9) Includes 14,165 shares held in street name, 102 shares held individually by his spouse and 152 shares held by his children.

(10)  Includes 5,679 shares held individually by his spouse.

     PROPOSAL 1:
                              ELECTION OF DIRECTORS

         In accordance with Sections 9.2 and 9.3 of the company's By Laws, the company has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. The company's Board of Directors is classified into three classes - Class A, Class B, and Class C. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are elected to hold office for a term of three years. Therefore, the term of office of one class of directors expires in each year. The Board of Directors is authorized to increase the number of directors that constitutes the whole Board of Directors; provided that the total number of directors in each class remains relatively proportionate to the others.

         Pursuant to Section 9.1 of the company's By-Laws, nominations for election to the Board of Directors may be made by the Board of Directors or any shareholder entitled to vote for the election of directors. Any shareholder who intends to nominate a candidate for election to the Board of Directors (other than a candidate proposed by the company's then existing Board of Directors) must notify the company's Secretary in writing not less than 60 days prior to the date of any shareholder meeting called for the election of directors. The notification must contain the following information to the extent known by the notifying shareholder:

a)   the name and address of each proposed nominee;

b)   the age of each proposed nominee;

c)   the principal occupation of each proposed nominee;

d) the number of shares of the company's common stock owned by each proposed nominee;

e) the total number of shares that, to the knowledge of the notifying shareholder, will be voted for each proposed nominee;

f)   the name and residential address of the notifying shareholder; and

g) the number of shares of the company's common stock owned by the notifying shareholder.

         Any nomination for director not made in accordance with Section 9.1 will be disregarded by the presiding officer of the annual meeting, and votes cast for each such nominee will be disregarded by the judges of election. In the event that the same person is nominated by more than one shareholder, if at least one nomination for such person complies with Section 9.1, the nomination will be honored and all votes cast for the nominee will be counted.

         Unless otherwise instructed, the proxy holders will vote the proxies received for the election of the four nominees for Class C Director named below. If any nominee should become unavailable to serve for any reason, proxies will be voted in favor of a substitute nominee as designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected. Any vacancy on the Board of Directors, including vacancies resulting from an increase in the number of directors, will be filled by a majority of the remaining members of the Board of Directors and each person so appointed will be a director until the expiration of the term of office of the class to which he or she was appointed. Election of a director requires an affirmative vote of a majority of the shares of common stock represented at the annual meeting.

         Cumulative voting rights do not exist with respect to the election of directors. Except as may otherwise be provided by statute or by the Articles of Incorporation, at every shareholders meeting, each shareholder entitled to vote has the right to one vote for each common share owned on the record date fixed for the meeting. For example, if a shareholder owns 100 shares of common stock, he or she may cast up to 100 votes for each of the nominees for director in the class to be elected.

Information As To Nominees and Directors

         The following table contains, as of March 31, 2001, certain information with respect to the nominees and the directors whose terms of office expire in 2001, 2002 and 2003, respectively. You will find information about their share ownership on page 5.


                              Age as of              Principal Occupation                     Director Since
     Name                    March 31, 2001          For Past Five Years                       Company/Bank
     -----                   --------------          -------------------                       -------------

CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2001 AND NOMINEES FOR CLASS C DIRECTORS
 WHOSE TERM WILL EXPIRE IN 2004

Joseph Coccia                       46               President, Coccia Ford, Inc;                1998/1998
                                                     President, Coccia Lincoln Mercury, Inc.

William P. Conaboy                  42               Vice President, General Counsel,            1998/1998
                                                     Allied Services

Dominick L. DeNaples (2)            63               President, F&L Realty Corp.;                1998/1987
                                                     Vice President, DeNaples Auto
                                                     Parts Inc.; Vice President, Keystone
                                                     Landfill, Inc.

John P. Moses                       54               Partner, Moses & Gelso, L.L.P.              1999/1999
                                                     (Attorneys at Law)

George N. Juba (3)                  74               Consultant to the Bank                      1998/1973




                              Age as of             Principal Occupation                   Director Since
     Name                    March 31, 2001         For Past Five Years                    Company/Bank
     -----                   --------------         -------------------                    -------------

CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2002

Michael J. Cestone, Jr. (1)       69                President, M.R. Company (Real            1998/1969
                                                    Estate Corporation); CEO,
                                                    S.G. Mastriani Co.;
                                                    Secretary of the Board of
                                                    the Bank since 1971

Joseph J. Gentile                 70                President, Dunmore Oil Co., Inc          1998/1989

Joseph O. Haggerty                61                Retired Superintendent,                  1998/1987
                                                    Dunmore School District

Louis A. DeNaples (2)             60                President, DeNaples Auto                 1998/1972
                                                    Parts, Inc.; President, Keystone
                                                    Landfill Inc.; Vice President
                                                    F&L Realty Corp; Chairman of the
                                                    Board of the Company since 1998




                               Age as of              Principal Occupation                 Director Since
     Name                    March 31, 2001           For Past Five Years                Company/Bank
     -----                 ----------------           -------------------               -------------


CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2003


Michael G. Cestone (1)            38                 President, S.G. Mastriani               1998/1988
                                                     Company (General Contractor)

Martin F. Gibbons                 85                 Partner, Gibbons Ford                   1998/1979

J. David Lombardi                 52                 President and Chief Executive Officer   1998/1986
                                                     of the Company since 1998 and of the
                                                     Bank since 1988

John R. Thomas                    83                 Chairman of the Board, Wesel            1998/1967
                                                     Manufacturing Company (design
                                                     and manufacturing of precision
                                                     machinery)

(1)      Michael G. Cestone is the son of Michael J. Cestone, Jr.
(2)      Messrs. Louis A. DeNaples and Dominick L. DeNaples are brothers.
(3) On February 28, 2001, the Board of Directors of the company and the bank approved and adopted resolutions which named Mr. George N. Juba a Director Emeritus of both the company and the bank effective at the end of his current board term which expires May 16, 2001. This title was bestowed upon Mr. Juba in recognition of the valuable contributions he has made during his forty-eight years of service. Mr. Juba is not a nominee for Class C director and will not be standing for re-election at the 2001 annual meeting.

The Boards Of Directors


     During 2000, the company's Board of Directors held six meetings. Directors received no remuneration for attendance at these meetings. Each of the directors attended at least 75% of the meetings of the company's Board of Directors with the exception of Mr. Martin F. Gibbons and Mr. George N. Juba.

     During 2000, First National Community Bank's Board of Directors held 23 meetings. Each of the directors attended at least 75% of the meetings of the bank's Board of Directors with the exception of Mr. Martin F. Gibbons and Mr. George N. Juba.

     The company's directors generally function as a full board. In lieu of a nominating committee, the full board nominates the slate for the election of the Board of Directors. In lieu of a compensation committee, the full board appoints and sets compensation of officers and directors.

     The bank maintains a Senior Loan Committee to meet on alternating weeks as deemed necessary. Membership on this committee consists of the bank's Chairman and President and Chief Executive Officer who are permanent members. Other members of the Board of Directors are appointed on a rotating basis quarterly, with no more than three members appointed from this group at any one time. In 2000, this committee held 10 meetings. Each appointed director was present for more than 75% of the meetings for which they were scheduled except Mr. George N. Juba.


                                 Audit Committee

         Recently enacted Securities and Exchange Commission regulations require each publicly-registered company to include in its annual proxy statement certain information about its audit committee and a report from that committee.

Information about the Company's Audit Committee and its Charter

         The company maintains a standing audit committee. The company's Board of Directors adopted a written charter for the Audit Committee. A copy of that charter is included as Appendix A at the end of this proxy statement. Each member of the Audit Committee is independent, as that term is defined in the listing standards of the New York Stock Exchange relating to audit committees.

Report of the Audit Committee

February 28, 2001

To the Shareholders of First National Community Bancorp:

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committee, as amended by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                           Louis A. DeNaples, Committee Chairman
                  Joseph Coccia                      Martin F. Gibbons
                  William P. Conaboy                 Joseph O. Haggerty
                  Dominick L. DeNaples               John P. Moses
                  Joseph J. Gentile                  John R. Thomas

                             EXECUTIVE COMPENSATION

         Shown below is information concerning the annual compensation for services in all capacities to the company and the bank for the fiscal years ended December 31, 2000, 1999, and 1998 of those persons who were, at December 31, 2000,

o    the Chief Executive Officer

o the four other most highly compensated executive officers of the company, to the extent such persons' total annual salary and bonus exceeded $100,000.

                           Summary Compensation Table

                                   Annual Compensation                        Long-Term Compensation
                          -------------------------------------- ----------------------------------------------
                                                                         Awards                  Payouts
                                                                 --------------------   -----------------------
                                                                           Securities
   Name and                                          Other      Restricted Underlying                  All
   Principal                                        Annual        Stock      Option/     LTIP         Other
   Position        Year    Salary      Bonus     Compensation     Awards      SARs      Payouts   Compensation
                           ($)(1)     ($)(2)        ($)(3)         ($)       (#)(4)       ($)        ($)(5)
      (a)          (b)       (c)        (d)           (e)          (f)         (g)        (h)          (i)
---------------- -------- ---------- ---------- ---------------- --------- ------------ -------- --------------
J. David           2000   $199,000   $275,000         -             -         3,000        -        $28,868
Lombardi,          1999    179,000    250,000         -             -           -          -         25,604
President and      1998    179,000    250,000         -             -           -          -         25,979
Chief
Executive
Officer of the
Company and
the Bank

Thomas P.          2000     94,500    60,000          -             -         2,000        -         14,777
Tulaney,           1999     92,000    50,000          -             -           -          -         14,164
Executive Vice     1998     87,135    40,000          -             -           -          -         12,538
President
Of the Bank

Gerard A.
Champi,            2000     87,000    60,000          -             -         2,000        -         14,008
Executive Vice     1999     84,500    50,000          -             -           -          -         13,359
President          1998     79,634    40,000          -             -           -          -         11,496
Of the Bank

Stephen J.         2000     71,500    30,000          -             -         2,000        -          9,339
Kavulich,          1999     69,000    27,000          -             -           -          -          9,228
First Senior       1998     64,414    24,000          -             -           -          -          7,845
Vice
President
Of the Bank


(1) Includes directors' fees of $24,000 in each of 2000, 1999 and 1998, for Mr. Lombardi.

(2) Cash bonuses are awarded at the conclusion of a fiscal year based upon the Board of Directors' subjective assessment of the bank's performance as compared to both budget and prior fiscal year performance, and the individual contributions of the officers involved.

(3) The named executive officers did not receive perquisites or other personal benefits during 2000 which, in the aggregate, exceeded $50,000 or 10% of the named executive officers' salary and bonus earned during the year. Perquisites and other personal benefits which were received by the named executives were valued based on their cost to the bank.

(4) The amounts listed represent stock options granted to the persons listed in the form of qualified incentive stock options which were granted at the fair market value on the date of grant. All options are exercisable upon receipt of shareholder approval and expire ten years after the date on which the award is granted. If the corporation or its shareholders execute an agreement to dispose of all or substantially all of the corporation's assets, resulting in a change of ownership, then all outstanding awards shall become immediately exercisable.

(5) For Mr. Lombardi, includes $16,368, $16,096, and $16,471contributed by the bank pursuant to the Employees' Profit Sharing Plan for 2000, 1999 and 1998, respectively and includes director's bonus of $7,500, in each of 2000, 1999, and 1998. Also includes premiums paid to purchase additional life insurance in the amount of $5,000 in 2000 and $2,008 in 1999 and 1998. For Mr. Tulaney, Mr. Champi, and Mr. Kavulich, represents the amounts contributed by the bank to the Employees' Profit Sharing Plan in the years shown.

Option Grants in 2000

         The following table shows the stock options granted to the company's executive officers in 2000, and their potential value at the end of the option's term, assuming certain levels of appreciation of the company's common stock.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                            Potential Realizable Value
                                                                                             At Assumed Annual Rate of
                                                                                            Stock Price Appreciation for
                                             INDIVIDUAL GRANTS                                     Option Term (1)
                            --------------------------------------------------------------- ----------------------------
                              Number of          Percent of
                             Securities         Total Stock
                             Underlying         Options/SARs
                             Options/SARs        Granted to      Exercise or
                               Granted          Employees in      Base Price    Expiration
             Name               (#)(2)           Fiscal Year       ($/share)        Date       5% ($)        10% ($)
--------------------------- ---------------- ----------------    ------------  ------------ -----------   -------------
J. David Lombardi                3,000              12.00%          $28.55        8/30/10      $53,850       $136,560

Thomas P. Tulaney                2,000               8.00%          $28.55        8/30/10      $35,900       $ 91,040

Gerard A. Champi                 2,000               8.00%          $28.55        8/30/10      $35,900       $ 91,040

Stephen J. Kavulich              2,000               8.00%          $28.55        8/30/10      $35,900       $ 91,040


1) The dollar amounts under these columns are the result of calculations at the 5% and the 10% annualized rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the company's common stock price.

2) The stock options become exercisable upon receipt of shareholder approval. All options outstanding become immediately exercisable in the event of a change in control.


Stock Options  and  Stock  Appreciation  Rights  Exercised  in 2000 and
     Year-End Values

         The following table reflects the number of stock options and stock appreciation rights exercised by the Named Executive Officers in 2000, the total gain realized upon exercise, the number of stock options held at the end of the year, and the realizable gain of the stock options that are "in-the-money." In-the-money stock options are stock options with exercise prices that are below the year-end stock price because the stock value increased since the date of the grant.



               Aggregated Option/SAR Exercises in Last Fiscal Year
                        And Fiscal Year-End Option Values


                                                                          Securities                          Value of
                                                                          Underlying                        Unexercised
                                                                          Unexercised                        In-the-Money
                                                                           Options at                         Options at
                                                                         Fiscal Year-End                  Fiscal Year-End (2)
                                                                 -------------------------------
                                   Shares/SARs
                                    Acquired
                                      On             Value
            Name                   Exercise         Realized      Exercisable     Unexercisable      Exercisable  Unexercisable
            ----                   --------         --------      -----------     --------------     -----------  -------------
                                     (#)             ($)(1)           (#)              (#)              ($)              ($)
J. David Lombardi                     0                0               0              3,000              0              $3,600
Thomas P. Tulaney                     0                0               0              2,000              0              $2,400
Gerard A. Champi                      0                0               0              2,000              0              $2,400
Stephen J. Kavulich                   0                0               0              2,000              0              $2,400

(1) Based upon the difference between the closing price of the common stock on the date or dates of exercise and the exercise price or prices for the stock options or stock appreciation rights.

(2) Based upon the closing price of the common stock on December 29, 2000 of $29.75 per share. As of December 31, 2000, no stock appreciation rights were outstanding under the Stock Incentive Plan.

Compensation of Directors

         During  2000,  the  company's  Board of  Directors  held six  meetings.
Directors received no remuneration for attendance at these board meetings. Members of the bank's Board of Directors are compensated at the rate of $1,000 per board meeting, including four compensated absences at full compensation, after which members are not paid for any unexcused absence, except for Mr. George N. Juba who is compensated for unlimited absences. Excused absences are limited to non-attendance due to other bank business. The aggregate amount of fees paid in 2000 was $308,000. In 2000, Michael J. Cestone, Jr., George N. Juba and John R. Thomas were compensated $31,500, in the aggregate, for special services (respectively Secretary, Special Consultant and Investment Advisor) rendered to the bank. All bank directors also received a bonus of $7,500 in 2000. Members of the bank's Senior Loan Committee do not receive a fee for attendance at Senior Loan Committee meetings. Members of the Audit Committee of both the company and the bank do not receive remuneration for attending Audit Committee meetings.

Employment Agreement

         The bank entered into an employment agreement with Mr. J. David Lombardi, President and Chief Executive Officer effective on January 1, 1990, and as amended on September 28, 1994. On July 8, 1998 the company's Board of Directors approved and adopted an amendment to the employment agreement which added the company as a party to the agreement. This agreement is designed to assist the company and the bank in retaining a highly qualified executive and to help ensure that if the company is faced with an unsolicited tender offer proposal, Mr. Lombardi will continue to manage the company without being unduly distracted by the uncertainties of his personal affairs and thereby will be better able to assist in evaluating such a proposal in an objective manner.

         The agreement provides for a base annual salary of $175,000 in 2001. Additional compensation by way of salary increases, bonuses or fringe benefits may be established from time to time by appropriate board action. The agreement does not preclude Mr. Lombardi from serving as a director of the company and the bank or from receiving related fees.

         The agreement may be terminated by the company with or without "just cause" (as defined in the agreement), or upon death, permanent disability, or normal retirement of Mr. Lombardi, or upon the termination of Mr. Lombardi's employment by resignation or otherwise. In the event employment is terminated with "just cause," Mr. Lombardi shall receive salary payments at his then effective base salary, as if his employment had not been terminated, for a period of three months, excluding bonuses or fringe or supplemental payments previously authorized by the Board of Directors. In the event that the employment termination is occasioned by the company without "just cause," Mr. Lombardi shall continue to receive each month, for a period of two years from the effective date of termination;

o his monthly base salary payments from the bank at the rate in effect on the date of the termination

o    his monthly Board of Directors fees

o one twelfth of the average of the bonuses paid to him over the preceding three years, all computed as if his employment had not been terminated.

         If a "change in control" (as defined in the agreement), occurs and as a result thereof, Mr. Lombardi's employment is terminated or his duties or authority are substantially diminished or he is removed from the office of Chief Executive Officer of the reorganized employer, Mr. Lombardi may terminate his employment by giving notice to the company within sixty days of the occurrence of the "change in control." Upon such termination, the company is obligated to pay Mr. Lombardi the total sum of the following:

o three times his then annual base salary which was in effect as of the date of the change in control

o    three times his then annual Board of Director's fee

o    three times the average of his bonuses for the prior three years.

         Subsequent to termination, Mr. Lombardi may not accept employment in any office or branch of any financial institution or subsidiary in Lackawanna County, Pennsylvania for a period of three years, unless such severance was made by the company without "just cause".

Profit Sharing Plan

         In 1969, the bank adopted a Profit Sharing Plan which was subsequently amended to comply with the Employee Retirement Income Security Act of 1974 and the Tax Equity and Fiscal Responsibility Act of 1982. Under the plan, any employee who has attained the age of twenty-one is eligible to become a plan participant on the earlier of the first day of the seventh month or the first day of the plan year coinciding with or following the date on which he/she has met the eligibility requirement. In no event shall participation commence later than six months after the date an employee satisfies the service requirements. The plan provides for progressive vesting of an employee's interest in the amount accrued to his/her respective account calculated by the percentage portion of the value of the account which is nonforfeitable based upon years of service.

The vesting schedule is as follows:

     Years of Service                            Nonforfeitable Percentage
     ----------------                            -------------------------
     less than 3                                             0%
     3 but less than 4                                      20%
     4 but less than 5                                      40%
     5 but less than 6                                      60%
     6 but less than 7                                      80%
     7 years and at Normal Retirement                      100%

         Upon normal retirement, death prior to retirement, or permanent disability, the employee is entitled to 100% of the amount credited to his/her account, except that, in the event of voluntary termination or termination for cause prior to the end of three years of continuous employment, the amount credited to the employee's account is forfeited. The maximum amount of the bank's annual contribution is 15% of the aggregate salaries of all participants under the plan, or such other amount as determined by the bank's Board of
Directors considering net profits for the year. In no event may such contribution exceed the amount deductible by the company for federal income tax purposes. During the year ended December 31, 2000, the bank contributed
$3000,000 to this plan for all participants. The following amount was contributed on behalf of the individuals named in the summary compensation table: Mr. Lombardi, $16,368, Mr. Tulaney, $14,777, Mr. Champi, $14,008 and Mr. Kavulich, $9,339. Directors who are not also bank officers or employees are not eligible to participate in this plan.

                  COMPENSATION REPORT OF THE BOARD OF DIRECTORS

     The full board of directors advises our Chief Executive Officer on compensation matters, determines the compensation of the Chief Executive Officer, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel and approves the grants of bonuses to officers and key personnel. The Stock Option Administration Committee is responsible for the administration of the company's Stock Incentive Plan and the Independent Directors Stock Option Plan.

     This report of the board of directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                      CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for Mr. Lombardi's services as President and Chief Executive Officer is paid under the terms of an employment agreement between the company and Mr. Lombardi. The terms of the Employment Agreement are described under "Employment Agreements". In addition to his base salary, Mr. Lombardi received a $275,000 bonus in 2000. The Board of Directors considers the amounts paid to Mr. Lombardi for his services to the company to be reasonable in light of the responsibilities assumed by Mr. Lombardi during 2000. Mr. Lombardi does not participate in the Board's determination of his own compensation.

COMPENSATION  POLICY  FOR  EXECUTIVE  OFFICERS  OTHER  THAN THE CHIEF  EXECUTIVE
OFFICER

     The Board of Director's fundamental policy is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. The Board's objective is to have a portion of each executive officer's compensation contingent upon our performance was well as upon each executive officer's own level of performance. Therefore, the compensation package for each executive officer is comprised of three different elements:

o base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry;

o cash bonuses which reflect the achievement of performance objectives and goals; and

o long-term stock-based incentive awards which strengthen the mutuality of interest between the executive officers and our shareholders.

         Factors. The principal factors that the Board of Directors considered with respect to each executive officer's compensation for fiscal 2000 are summarized below. The Board of Directors may, however, in its discretion, apply entirely different factors for executive compensation in future years.

o Base Salary. The base salary for each executive officer was determined on the basis of the following factors: experience, expected personal performance, the salary levels in effect for comparable positions within and without the industry, internal base salary comparability considerations and the responsibilities assumed by the executive. The weight given to each of these factors differed from individual to individual, as the Board of Directors believed appropriate.

o Bonus. Bonus represents the variable component of the executive compensation program that is tied to our performance and individual achievement. Our policy is to base a significant portion of our executive officer's cash compensation on bonus. In determining bonuses, the Board of Directors considers factors such as relative performance of the company during the year and the individual's contribution to our performance, the need to attract, retain and motivate high quality executives as well as the degree to which the executive officer met or exceeded certain objectives established for him/her.

o Long-term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our common stock at a fixed price per share over a specified period of time up to ten years. The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with the company, the size of comparable awards made to individuals in similar positions within the industry and the individual's personal performance in recent periods. However, the Board of Directors does not adhere to any specific guidelines as to the granting of options to our executive officers. Options to acquire an aggregate of 25,000 shares of our common stock were granted to executive officers in fiscal 2000.

       INTERNAL REVENUE CODE LIMITS ON THE DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through December 31, 2000, this provision has not limited our ability to deduct executive compensation, but the Board of Directors will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation. The First National Community Bancorp, Inc. Stock Incentive Plan has been designed, and, to the extent deemed advisable by the Stock Option Administration Committee, will be administered in a manner that will enable the company to deduct compensation attributable to options and without regard to such deduction limitation.

         We believe that our compensation philosophy of paying our executive officers with competitive salaries, cash bonuses and long-term incentives, as described in this report, serves the best interests of First National Community Bancorp, Inc. and its shareholders.

                               BOARD OF DIRECTORS

                          Louis A. DeNaples, Chairman
               Michael J. Cestone, Jr.       Martin F. Gibbons
               Michael G. Cestone            Joseph O. Haggerty
               Joseph Coccia                 George N. Juba
               William P. Conaboy            J. David Lombardi
               Dominick L. DeNaples          John P. Moses
               Joseph J. Gentile             John R. Thomas


Board of Directors Interlocks and Insider Participation

     J. David Lombardi, President and Chief Executive Officer of the company and the bank, is a member of both Boards of Directors. Mr. Lombardi makes recommendations to the Board of Directors regarding employee compensation. Mr. Lombardi does not participate in conducting his own review. The entire Board of Directors votes to establish and approve the company's compensation policies.

PROPOSAL 2:
                          APPROVAL AND ADOPTION OF THE
                     FIRST NATIONAL COMMUNITY BANCORP, INC.
                            2000 STOCK INCENTIVE PLAN

         On August 30, 2000, the Board of Directors adopted the First National Community Bancorp, Inc. 2000 Stock Incentive Plan, subject to approval by the shareholders at the annual meeting. The Board of Directors reserved 200,000 shares of common stock for issuance under the Stock Incentive Plan subject to future adjustment for stock splits and stock dividends. The terms and effect of the Stock Incentive Plan are summarized below. This summary highlights selected information from the 2000 Stock Incentive Plan and may not contain all of the information that is important to an individual shareholder. To understand the plan fully, and for more complete descriptions of the terms of the plan, you should carefully read the 2000 Stock Incentive Plan that is attached to this proxy statement as "Appendix B". "Appendix B" is deemed to be an integral part of this proxy statement.

         The purposes of the Stock Incentive Plan are as follows:

o to advance the company's and the bank's development, growth and financial condition by providing additional incentives to key officers and other employees by encouraging them to acquire stock ownership in the company;

o to secure, retain and motivate personnel who may be responsible for the company's and the bank's operation and management; and

o    to encourage employees to contribute to enhanced corporate performance.

Term

         The Stock Incentive Plan became effective on the date the Board of Directors adopted it, subject to shareholder approval and will remain effective until all awards under the plan either have lapsed, been exercised, satisfied or canceled. The Board may amend, suspend, or terminate the plan at any time and under no circumstances can awards be granted after the 10th anniversary of the plan's effective date, or August 30, 2010.

Administration

         The Stock Option Administration Committee administers and interprets the plan. The committee also determines which key officers and other company and bank employees qualify for awards under the Stock Incentive Plan and their associated terms and conditions. A person's eligibility to receive an award will not exclude him or her from participation in any other company or bank incentive or benefit plan or program.

Awards

         The committee may issue awards under the Stock Incentive Plan in the form of:

o Qualified Options -- options to purchase stock intended to qualify for tax treatment as incentive stock options under Internal Revenue Code Sections 421 and 422; these options have specific tax benefits to recipients; or

o Non-Qualified Options -- options to purchase stock not intended to qualify for tax treatment under Internal Revenue Code Sections 421 through 424; or

o Stock Appreciation Rights -- rights that entitle its holder, upon exercise of the right, to receive from the issuer, in cash or common stock, an amount equal to the excess of the market value of the underlying common stock over the exercise price of the right; or

o Restricted Stock -- stock that is restricted as to transferability and subject to forfeiture for a set period of time unless certain conditions are met.

         The committee, in its sole discretion, determines the awards and their terms and conditions. Generally, awards may be exercised in whole or in part. The company will use funds received from the exercise of awards for its general corporate purposes. The committee may permit the acceleration of any award's exercise terms when the situation warrants. However, the committee may impose other requirements and conditions consistent with the objective of the plan. In addition, the Stock Incentive Plan provides for acceleration of the exercise terms of all outstanding awards if a change of control of the company occurs.

Federal Income Tax Consequences

         An employee who receives qualified options will not recognize taxable income on the grant or the exercise of the option. If the stock acquired by the exercise of a qualified option is held until the later of (i) 18 months from the award's grant date, and (ii) one year from the award's exercise date, any gain (or loss) recognized on the stock's sale or exchange will be treated as long-term capital gain (or loss), and the company will not receive any income tax deduction. If stock acquired by the exercise of a qualified option is sold or exchanged before the expiration of the required holding period, the employee recognizes ordinary income in the year the disposition occurred in an amount equal to the difference between the option price and the lesser of the stock's fair market value on the exercise date, or the selling price. In the event of a disqualifying disposition, the company is entitled to an income tax deduction in the year the disposition occurred in an amount equal to the amount of ordinary income the employee recognized.

         An employee who receives a non-qualified option will not recognize taxable income on the grant of the award. However, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The company is entitled to an income tax deduction in the year of exercise in an amount equal to the amount of income the employee recognized.

         An employee who receives a stock appreciation right will not recognize taxable income on the grant of the award. However, upon the exercise of the stock appreciation right, the employee will recognize ordinary income in an amount equal to the cash or the fair market value of the stock received. The company is entitled to an income tax deduction in the year the employee exercises the stock appreciation in an amount equal to the amount of income the employee recognized.

         An employee who receives restricted stock will not recognize taxable income on the grant of the award if the restricted stock is non-transferable and subject to a substantial risk of forfeiture. The employee will recognize taxable income the first time that the rights in the restricted stock are transferable, or are not subject to a substantial risk of forfeiture, whichever occurs earlier. The employee will recognize taxable income in an amount equal to the excess of the fair market value of the restricted stock at that time, over the amount paid for the restricted stock. However, an employee may elect to include in his or her taxable income for the tax year when the stock is deemed transferred to the employee, the excess of the fair market value of the restricted stock at the time of the award, over the amount paid for the restricted stock. The company is entitled to an income tax deduction, in an amount equal to the taxable income the employee recognized, for the company's taxable year in which the employee recognizes taxable income.

         This tax discussion is a summary and provided for the shareholders' convenience. The federal income tax consequences to any plan recipient and to the company may vary from those described above, depending upon individual actions and circumstances.

         The Board of Directors recommends a vote FOR the following resolution that will be presented at the annual meting:

                  "RESOLVED, that the First National Community Bancorp, Inc. 2000 Stock Incentive Plan, the text of which is set forth in its entirety in "Appendix B" to the proxy statement for the 2001 Annual Meeting of Shareholders, is hereby approved, adopted, ratified and confirmed by the shareholders of the company."

         A majority of shareholders entitled to vote must vote in the affirmative to approve and adopt the Stock Incentive Plan. The proxy holders will vote FOR the above resolution unless shareholders specify otherwise on their proxy cards.

     The Board of Directors recommends a vote FOR the proposal to approve and adopt the First National Community Bancorp, Inc. 2000 Stock Incentive Plan.

PROPOSAL 3:
                            APPROVAL AND ADOPTION OF THE
                    FIRST NATIONAL COMMUNITY BANCORP, INC.
                  2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN


         On August 30, 2000, the Board of Directors adopted the First National Community Bancorp, Inc. 2000 Independent Directors Stock Option Plan, subject to shareholder approval at the annual meeting. The Board of Directors reserved 100,000 shares of common stock for issuance under the plan subject to future adjustments due to stock splits, payments of stock dividends or other changes in the company's capital structure. The terms and effect of the plan are summarized below. This summary highlights selected information from the 2000 Independent Directors Stock Option Plan and may not contain all of the information that is important to an individual shareholder. To understand the plan fully, and for more complete descriptions of the terms of the plan, shareholders should carefully read the 2000 Independent Directors Stock Option Plan, attached to this proxy statement as "Appendix C". "Appendix C" is deemed to be an integral part of this proxy statement.

         The purposes of the Independent Directors Stock Option Plan are as follows:


o    to secure, retain and motivate non-employee company directors;

o to advance the company's and the bank's development, growth and financial condition by providing additional incentives to non-employee directors by encouraging them to acquire stock ownership in the company; and

o to align the interests of non-employee directors with the interests of shareholders, including the interest in the appreciation of the company's common stock.

Term

         The Independent Directors Stock Option Plan became effective on the date the Board of Directors adopted it, subject to shareholder approval and will remain effective until all awards under the plan either have lapsed, been exercised, satisfied or canceled. The Board may amend, suspend, or terminate the plan at any time and under no circumstances can awards be granted after the 10th anniversary of the plan's effective date, or August 30, 2010.

Administration

         The Stock Option Administration Committee administers and interprets the plan. The committee also determines the number of stock options to be awarded under the plan and their associated terms and conditions. A director's eligibility to receive an award will not exclude him or her from participation in any other company or bank incentive or benefit plan or program.

                             Eligibility and Grants

         Only directors who are not officers or employees of the company or the bank are eligible to receive awards under the plan. Each non-employee director will be granted stock options annually at the discretion of the committee. The purchase price of a share of common stock subject to a stock option will be the fair market value, as defined in the plan, on the grant date. The recipient may exercise his or her stock options for three years after the grant date.

         If a director ceases to be a director for any reason, the remaining portion of that director's unexercised stock options terminates one year after the director's termination date. If a director dies prior to the expiration of that director's stock options without having fully exercised his or her stock options, then, to the extent that the stock options were exercisable at the time of death, the deceased director's legal representative or beneficiary may exercise the stock options within one year after the director's death.

Federal Income Tax Consequences

         The options issued pursuant to the plan will not qualify as incentive stock options within the meaning of Sections 421 and 422 of the Internal Revenue Code. Under the provisions of the Code as in effect on the date of this proxy statement, a director who receives a non-qualified option will not recognize taxable income on the grant of the option. However, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the exercise date over the purchase price paid for the stock. The company is entitled to an income tax deduction in the year the option was exercised in an amount equal to the amount of income the director recognized.

         The Board of Directors recommends a vote FOR the following resolution which will be presented at the annual meeting:

                  "RESOLVED, that the First National Community Bancorp, Inc. 2000 Independent Directors Stock Option Plan, the text of which is set forth in its entirety in "Appendix C" to the proxy statement for the 2001 Annual Meeting of Shareholders, is hereby approved, adopted, ratified and confirmed by the shareholders of the company."

         A majority of shareholders entitled to vote must vote in the affirmative to approve and adopt the Stock Incentive Plan. The proxy holders will vote FOR the above resolution unless shareholders specify otherwise on their proxy cards.

     The Board of Directors recommends a vote FOR the proposal to approve and adopt the First National Community Bancorp, Inc. 2000 Independent Directors Stock Option Plan.

                        STOCK PERFORMANCE GRAPH AND TABLE

         The following graph and table compare the cumulative total shareholder return on the company's common stock during the period December 31, 1995, through and including December 31, 2000, with

o    the cumulative total return for all stocks traded on the S&P 500 index

o    the  cumulative  total return on all bank stocks traded on the NASDAQ Stock
     Market

o the cumulative total return on the SNL Securities Corporate Performance Index for banks with assets between $500 million and $1 billion.

          The comparison assumes $100 was invested on December 31, 1995, in the company's common stock and in each of the below indices and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

                     First National Community Bancorp, Inc.



                            Total Return Performance

                                                                          Period Ending
                                             -------------------------------------------------------------------------
      INDEX                                   12/31/95     12/31/96     12/31/97    12/31/98    12/31/99    12/31/00
      -------------------------------------- ------------ ------------ ----------- ----------- ----------- -----------
      First National Community Bancorp            100.00       141.51      180.38      255.56      388.44      321.55
      S&P 500                                     100.00       122.86      163.86      210.64      254.97      231.74
      NASDAQ Bank Index                           100.00       132.04      221.06      219.64      211.15      241.10
      SNL $500-$1B Bank Index*                    100.00       125.01      203.22      199.81      184.96      177.04

     (*) SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

     Assumes a $100 investment on December 31, 1995 and reinvestment of all dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There have been no material transactions between the company or the bank, nor any material transactions proposed, with any director or executive officer of the company or the bank, or any associate of the foregoing persons. The company and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the company and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other bank customers. Total loans outstanding from the bank at December 31, 2000, to the company's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more were $21,947,000 or 47.00% of the bank's total equity capital. Loans to these persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 31, 2001, to the above described group was $18,603,000.


                        PRINCIPAL OFFICERS OF THE COMPANY

         The  following  table  sets  forth,  as of  March  31,  2001,  selected information about the principal officers of the company, each of whom is elected by the  Board  of  Directors  and  each  of whom  holds  office  at the  Board's discretion.
                                                                    Number of
                            Office and                               Shares       Age as of
                           Position with                          Beneficially     March 31,
Name                       the Company           Held Since         Owned (1)         2001
----                       -----------          -----------       ----------       ---------

Louis A. DeNaples          Chairman of             1998             206,869            60
                           the Board

J. David Lombardi          President and           1998              28,974            52
                           Chief Executive
                           Officer

Michael J. Cestone, Jr.    Secretary               1998              36,392            69

William S. Lance           Treasurer               1998                 980            41


(1) All shares are owned individually or jointly with a spouse unless otherwise indicated. For additional details on the shares beneficially owned, see
    "Beneficial Ownership by Directors, Principal Officers and Nominees" on page
    5.



                         PRINCIPAL OFFICERS OF THE BANK

         The following table sets forth, as of March 31, 2001, selected information about the principal officers of the bank, each of whom is elected by the Board of Directors and each of whom holds office at the Board's discretion.

                                                                             Number of
                             Office and                          Bank          Shares        Age as  of
                           Position with                       Employee      Beneficially     March 31,
Name                         the Bank          Held Since        Since         Owned (1)         2001
----                       -------------       ----------     ----------      ----------       ----------

Louis A. DeNaples          Chairman of            1988              (2)         206,869           60
         (1)               the Board

J. David Lombardi          President and          1988              1981         28,974           52
         (1)               Chief Executive
                           Officer

Gerard A. Champi           Executive              1998              1991          2,035           40
      (3)(4)               Vice President

Thomas P. Tulaney          Executive              1998              1994          1,445           41
      (5)(6)               Vice President

Stephen J. Kavulich        First Senior           1998              1991          7,005           55
     (7)(8)                Vice President

William S. Lance           First Senior           1999              1991            980           41
     (1)(9)                Vice President

(1) All shares are owned individually or jointly with a spouse unless otherwise indicated. For additional details on the shares beneficially owned, see "Beneficial Ownership by Directors, Principal Officers and
         Nominees" on page 5.

(2)      Mr. Louis A. DeNaples is a non-employee member of the Board of Directors of the Bank.

(3)      Mr. Champi is the Retail Sales Division Manager.

(4)      Includes 1,782 shares held in street name and 253 shares as custodian for his minor children.

(5)      Mr. Tulaney is the Commercial Sales Division Manager.

(6)      Includes 1,210 shares held in street name.

(7)      Mr. Kavulich is the Loan Administration/Compliance Division Manager.

(8)      Includes  2,453 shares held  individually  by his spouse and 1,959 shares held as custodian for his minor children.

(9)      Mr. Lance is the Finance Control Division Manager.

                              INDEPENDENT AUDITORS

         Demetrius & Company, L.L.C., Certified Public Accountants, of Wayne, New Jersey, has been appointed as the company's independent auditor for the fiscal year ending December 31, 2001. Services for 2001 will include an audit and opinion on the company's consolidated financial statements as well as a review of the schedules to be included in the company's Form 10-K filing with the Securities and Exchange Commission. All professional services rendered by Demetrius & Company will be furnished at customary rates and terms after Board approval. Demetrius & Company served as the company's independent auditors for the 2000 fiscal year.

         Robert Rossi & Co., Olyphant, PA, has been retained as assistant auditor and as such will perform all audit procedures necessary for the purpose of assisting the lead auditor in their expression of an opinion on the company's financial statements. In addition to performing customary audit services, Robert Rossi & Co. will assist the company with the preparation of its federal and state tax returns, and will provide assistance in connection with regulatory matters, charging the company for such services at its customary hourly billing rates. Robert Rossi & Co. was retained in the same capacity during 2000. These non-audit services are approved by the company's and the bank's Boards of Directors after the Boards review the nature and expense associated with such services and their conclusion that there is no effect on the independence of the accountants.

         Aggregate fees billed to the corporation and the bank by Demetrius & Company and Robert Rossi & Company, the independent accountants, for services rendered during the year ended December 31, 2000, were as follows:

       Audit Fees                                         $28,000

       Financial Information Systems                      $     0
       Design and Implementation Fees

       All Other Fees                                     $10,500


                                LEGAL PROCEEDINGS

         The nature of the company's and the bank's business generates a certain amount of litigation involving matters arising in the ordinary course of business. However, in the opinion of management of the company and the bank, there are no proceedings pending to which the company and the bank is a party or to which their property is subject, which, if determined adversely to the company and the bank, would be material in relation to the company's and the bank's undivided profits or financial condition, nor are there any proceedings pending other than ordinary routine litigation incident to the business of the company and the bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the company and the bank by government authorities or others.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         In order for a shareholder proposal to be considered for inclusion in First National Community Bancorp, Inc.'s proxy statement for next year's annual meeting, the written proposal must be received by the company no later than January 16, 2002. Any proposal must comply with Securities and Exchange
Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the company after January 16, 2002, it is considered untimely; and, although the proposal may be considered at the annual meeting, the company is not obligated to include it in the 2002 proxy statement. Similarly, in compliance with the company's Bylaws, shareholders wishing to nominate a candidate for election to the Board of Directors, must notify the Secretary in writing not less than 60 days prior to the date of the meeting. Shareholders must deliver any proposals or nominations in writing to the Secretary of First National Community Bancorp, Inc. at its principal executive office, 102 E. Drinker Street, Dunmore, Pennsylvania 18512. See page 6 for more information about nominations to the Board of Directors.

                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be presented for consideration at the meeting other than as stated in the Notice of Meeting. However, if other matters properly come before the meeting, the matters will be voted in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.


                             ADDITIONAL INFORMATION

         A copy of the company's annual report to shareholders for its fiscal year ended December 31, 2000, was mailed on March 30, 2001. A representative of the accounting firm which examined the financial statements contained in the annual report will attend the annual meeting. This representative will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the annual meeting.

         In accordance with Securities Exchange Act Rule 14a-3(3)(1), in the future, First National Community Bancorp, Inc. intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, the company will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify the company by writing or calling William S. Lance, Treasurer of First National Community Bancorp, Inc. at 102 E. Drinker Street, Dunmore, PA 18512 or (570) 346-7667 and inform us that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of the company's annual report or proxy statement, you may request that we deliver only a single copy of annual reports or proxy statements by notifying us at the above address or telephone number.

                                   APPENDIX A

                     FIRST NATIONAL COMMUNITY BANCORP, INC.

                             AUDIT COMMITTEE CHARTER


The primary function of the Audit Committee (Committee) is to assist the Board of Directors in fulfilling its responsibility for overseeing the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of First National Community Bancorp, Inc. (Corporation) and its
subsidiary First National Community Bank (Bank). In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure the directors and shareholders that the corporate accounting and reporting practices of the Corporation and the Bank are in accordance with all accounting requirements.

The Committee encourages continuous improvement of, and fosters adherence to the corporation's policies, procedures, and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:
o Review the financial reports and other financial information provided by the Corporation to any governmental body or the public.
o Review the Corporation's system of internal controls regarding finance, accounting, and legal compliance. o Review the Corporation's auditing, accounting, and financial reporting process. o Review and appraise the audit efforts of the Corporation's independent auditor and internal audit.
     o Provide an open avenue of communication between the independent auditor, senior management, internal audit, and the Board of Directors.

The Committee shall be comprised of at least three directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his/her independent judgment as a member of the Committee. The Board, at the annual reorganization meeting, shall elect the members of the Audit Committee. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings. The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

The Committee, at its discretion, and without prior permission of the Board of Directors and Management shall be able to retain counsel or other advisors.

To fulfill its responsibilities and duties, the Audit Committee shall: o Review and update this charter annually.
o Determine annually whether all audit committee members are independent of management of the institution.
o Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any report, opinion, or review rendered by the independent auditor prior to issuance.
o Ensure that financial management and the independent auditor review the 10-Q prior to its filing or release of earnings.
o Recommend to the Board of Directors the selection and termination of the independent auditor and approve the fees to be paid to the independent auditor.
o Annually, review with the independent auditor all significant relationships to determine the auditor's independence.
o Review with management and the independent auditor the scope of audit services, significant accounting policies, adequacy of internal controls, compliance with laws and regulations, and audit conclusions.
o Oversee the Internal Audit Division. Review the proposed audit plans for the coming year.
o Review the audit reports prepared by the Internal Audit Division and management's responses to these reports.
o Maintain minutes or other records of meetings and activities of the Audit Committee.

                                   APPENDIX B

                     FIRST NATIONAL COMMUNITY BANCORP, INC.

                            2000 STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of First National Community Bancorp, Inc. (the "Corporation") and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan is effective August 30, 2000,the day it was adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after, the tenth anniversary of the effective date of the Plan.

3. Stock Subject to Plan. Shares of the Corporation's common stock (the "Stock"), that may be issued under the Plan shall not exceed, in the aggregate, 200,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares, or authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability for the failure to issue or sell the Stock.

4. Operation and Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

     The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5.   Awards.  Awards may be made  under the Plan in the form of:

     (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code,

     (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code,

     (c)  Stock Appreciation Rights ("SARs"), or

     (d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

6. Eligibility and Participation. Persons eligible to receive Awards shall be those key officers and other employees of the Corporation and each Subsidiary, as determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the eligible employees, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or of its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

     (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

     (c) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

     (d) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded and shall not be less than the Stock's par value; and

     (e) Qualified Options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

     (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

     (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

     (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

     (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

     (b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

     (c) Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

     (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

     (e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

     (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

     (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

     (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

     (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Treasurer of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

     This Certificate and the shares of stock hereby represented are subject to the provisions of the Corporation's 2000 Stock Incentive Plan and a certain Restricted Stock Agreement entered into between the holder and the Corporation pursuant to the Plan. These securities have not been registered under the Securities Act of 1933, as amended (the 1933 Act"), or under the Pennsylvania Securities Act of 1972, as amended. These securities were acquired by an affiliate of the issuer directly from the issuer. As such, these securities are "Restricted Securities" as defined in Securities and Exchange Commission Rule 144 promulgated under the 1933 Act, and cannot be resold without compliance with the requirements of Rule 144, or the registration requirements of the 1933 Act or without another exemption from the requirements of the 1933 Act.

     The holder of the shares of Common Stock as specified on this stock Certificate recognizes and agrees not to sell the stock for a minimum period of one (1) year after the date of the purchase of such stock. Subsequent to the one (1) year holding period, these shares shall not be deemed to be restricted securities but may be subject to certain resale limitations. The release of this Certificate and the shares of Stock hereby represented shall occur only as provided by the Plan and Agreement, a copy of which are on file with the Treasurer of the Corporation.

     Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

     (d) If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's Last Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Treasurer of the Corporation, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

     The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition:

     (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed;

     (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding awards shall immediately become and remain exercisable; or

     (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) then any and all Awards shall immediately become and remain exercisable.

12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or a Non Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer such shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13.  Withholding.   When  a  participant  exercises  a  stock  option  or  Stock
     Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

14. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the weighted average of all reported sales thereof on the principal established domestic securities exchange on which listed during the thirty (30) days prior to the grant date, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market on the grant date, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

     From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

     (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

     (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

16. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to:

     (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws,

     (b)  obtain the approval of any governmental authority, or

     (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated in whole or in part unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

19. Adjustments. In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

     The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     Fractional  shares resulting from any adjustment in Awards pursuant to this
     Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

     To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award that is so adjusted.

20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

21.  Indemnification.  In and with respect to the administration of the
     Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except
     (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

22.  Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any  applicable  taxes or other  laws or  regulations  of the
     United  States  of  America  and  any  state  or  local  authority   having
     jurisdiction there over.

23.  Miscellaneous.
     (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

     (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

     (c)  The captions of the numbered  Sections  contained in this Plan are for
          convenience   only,  and  shall  not  limit  or  affect  the  meaning,
          interpretation or construction of any of the provisions of the Plan.

                                   APPENDIX C

                     FIRST NATIONAL COMMUNITY BANCORP, INC.

                  2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN


          1. Purpose. The 2000 Independent Directors Stock Option Plan (the "Plan") was established to advance the development, growth and financial condition of First National Community Bancorp, Inc. (the "Corporation") and its subsidiaries, by providing an incentive, through participation in the appreciation of the capital stock of the Corporation, and thereby securing, retaining and motivating members of the Corporation's Board of Directors who are not officers or employees of the Corporation or any subsidiary thereof (the "non-employee" directors).

          2. Term. The Plan is effective August 30, 2000, the day it was adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options awarded under the Plan before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

          3. Stock Subject to the Plan. The shares of the Corporation's common stock (the "Common Stock") issuable under the Plan shall not exceed 100,000 shares. The amount of Common Stock issuable under the Plan may be adjusted pursuant to Section 11 hereof. The Common Stock issuable hereunder may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Corporation and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Corporation's failure to obtain any governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Corporation of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.

          4. Operation and Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

          5. Stock Options. Stock options shall be granted under the Plan to each non-employee director of the Corporation, annually, at the discretion of a majority of the Board of Directors or of the Committee, as the case may be. Each non-employee director who is a member of the Corporation's Board on the grant date shall be awarded stock options to purchase shares of Common Stock, as the Board in its discretion determines, (the "Stock Options") under the following terms and conditions:

          (1) The time period during which any Stock Option is exercisable shall be three (3) years after the date of grant.

          (2) If a director, who has received an award pursuant to the Plan, ceases to be a member of the Board for any reason and is not designated as "Director Emeritus" by the remaining members of the Board at the time of such cessation, then the director may exercise the Stock Option not before the expiration of seven (7) months after the director ceases to be a member of the Board nor more than twelve (12) months after such cessation. If a director, who has received an award pursuant to the Plan dies, all unexercised awards shall immediately be void.

          (3) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under Section 7 hereof.

          (4) The Stock Option shall be made by a written agreement in the form, attached hereto as "Exhibit A", with such changes therein as may be determined by the Committee (as such term is defined in Section 4 hereof) (the "Stock Option Agreement").

          6. Exercise. Except as otherwise provided in the Plan, a Stock Option may be exercised in whole or in part by giving written notice thereof to the Treasurer of the Corporation, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, including Common Stock issuable hereunder, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the director has exercised rights under the related Stock Option Agreement.


          If the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all outstanding Stock Options shall immediately become exercisable until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if the agreement never had been executed. If during any period of two (2) consecutive years, the individuals, who at the beginning of such period, constituted the Board, cease for any reason to constitute at least a majority of the Board (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all outstanding Stock Options shall immediately become exercisable. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any class of voting stock of the Corporation through the acquisition of, or an offer to acquire, such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all outstanding Stock Options shall immediately become exercisable.

          7. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the weighted average of all reported sales thereof on the principal established domestic securities exchange on which listed during the thirty (30) days prior to the grant date, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market on the grant date, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

          8. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any director any right to continue his relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such director, and the relationships thereof.

          9. General Restrictions. The Board may require, in its discretion, (a) the listing, registration or qualification of the Common Stock issuable pursuant to the Plan on any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an execution of an agreement by any director with respect to disposition of any Common Stock (including, without limitation, that at the time of the director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock). If the Board so requires, then Stock Options shall not be exercised, in whole or in part, unless such listing, registration, qualification, approval or agreement has been appropriately effected or obtained to the satisfaction of the Board and legal counsel for the Corporation. Notwithstanding anything to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and as the same may be amended from time to time.

          10. Rights. Except as otherwise provided in the Plan, a director shall have no rights as a holder of the Common Stock subject to a Stock Option unless and until one or more certificates for the shares of Common Stock are issued and delivered to the director. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

          11. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Corporation that was theretofore appropriated, or that thereafter may become subject to a Stock Option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each share shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

          If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Corporation, or of any Common Stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in their sole discretion, determine that the change equitably requires an adjustment in any Stock Option that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with the determination.

          The grant of a Stock Option pursuant to the Plan shall not affect, in any way, the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

          Fractional shares resulting from any adjustment in a Stock Option pursuant to this Section 11 may be settled as a majority of the members of the Board or of the Committee, as the case may be, shall determine.

          To the extent that the foregoing adjustments relate to Common Stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of a Stock Option that is so adjusted.

          12. Forfeiture. Notwithstanding anything to the contrary in this Plan, if an option holder is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Corporation or its affiliates, or has disclosed trade secrets of the Corporation or its affiliates, the option holder shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options for which the Corporation has not yet delivered certificates for shares of Common Stock, and all rights to receive Stock Options shall be automatically canceled.

          13. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to
     Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of the Rule and the regulations promulgated thereunder or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law, subject to the provisions of Section 15, below. Where used in this Plan, the plural shall include the singular, and, unless the context otherwise clearly requires, the singular shall include the plural and the masculine shall include the feminine. The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

          14. Transferability. Stock Option awards granted under the Plan are not transferable.

          15. Amendment. The Plan may be amended, suspended or terminated, without notice, by a majority vote of the Board of the Corporation.

          16. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the
     United States of America and any state or local authority having jurisdiction thereover.